SCREEN NUMBER:  8
                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: THE HSBC LIMITED.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SYDNEY               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: AUSTRALIA            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC BANK (CHINA) COMPANY LIMITED.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SHENZHEN             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: CHINA SHENZHEN       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: THE HSBC LIMITED.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MUNBAI               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: INDIA                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: DEUTSCHE BANK AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SEOUL                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: SAUDI BRITISH BANK (SABB),
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: RIYADH               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SAUDI ARABIA         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZIMBABWE LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: HARARE               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: ZIMBABWE             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




                              SCREEN NUMBER: 33

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  1.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     5372
  AA) Realized capital gains ----------------------------- $    43224
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $    19737
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     4120
      2. Dividends for a second class of open-end
         company shares ----------------------------$       34;5;1930
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    44722
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.4214
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.1530;0.1957;0.4978
   B) Distribution of capital gains ---------------------- $   3.1631
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  2.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       67
   Z) Net investment income ------------------------------ $     1066
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      294
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      209
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1091
      2. Dividends for a second class of open-end
         company shares ------------------------------$       41;18;1
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.4602
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.3743;0.3746;0.5282
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  3.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        8
   Z) Net investment income ------------------------------ $     7318
  AA) Realized capital gains ----------------------------- $       16
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      617
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     6421
      2. Dividends for a second class of open-end
         company shares ---------------------------$       94;58;2263
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.6050
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.5159;0.5163;0.6346
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  4.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      489
  AA) Realized capital gains ----------------------------- $     9306
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     8338
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      217
      2. Dividends for a second class of open-end
         company shares -----------------------------$        0;0;167
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1408
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.0000;0.0000;0.2031
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  5.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     2939
  AA) Realized capital gains ----------------------------- $    15616
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $    11353
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     2746
      2. Dividends for a second class of open-end
         company shares ----------------------------$      194;168;98
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    13036
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.5267
      2. Dividends for a second class of open-end
         company shares ---------------------$   0.3269;0.3274;0.5898
   B) Distribution of capital gains ---------------------- $   2.0100
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  6.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $    11693
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $    11693
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0498
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  7.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       19
   Z) Net investment income ------------------------------ $     4283
  AA) Realized capital gains ----------------------------- $      198
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $      231
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1611
      2. Dividends for a second class of open-end
         company shares --------------------------$      149;122;2367
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.4842
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.4162;0.3995;0.5107
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  8.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      646
  AA) Realized capital gains ----------------------------- $     7195
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     9948
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      363
      2. Dividends for a second class of open-end
         company shares ------------------------------$        2;1;84
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $       47
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1643
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.0269;0.0120;0.2089
   B) Distribution of capital gains ---------------------- $   0.0169
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  9.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 10.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 11.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     -466
  AA) Realized capital gains ----------------------------- $    29500
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $    13199
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------$        0;0;322
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    47161
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.0000;0.0000;0.1716
   B) Distribution of capital gains ---------------------- $   4.1054
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 12.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        8
   Z) Net investment income ------------------------------ $     5023
  AA) Realized capital gains ----------------------------- $      155
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $      425
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     4917
      2. Dividends for a second class of open-end
         company shares --------------------------------$       39;12
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1623
      2. Dividends for a second class of open-end
         company shares --------------------------- $   0.1314;0.1318
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 13.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       20
   Z) Net investment income ------------------------------ $      606
  AA) Realized capital gains ----------------------------- $     9658
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      254
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      657
      2. Dividends for a second class of open-end
         company shares -------------------------------$        6;5;0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $     5284
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1360
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.0190;0.0408;0.1208
   B) Distribution of capital gains ---------------------- $   0.9984
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 14.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     -139
  AA) Realized capital gains ----------------------------- $    17536
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     4997
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -------------------------------$        0;0;0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    11768
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.0000;0.0000;0.0000
   B) Distribution of capital gains ---------------------- $   2.2609
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 15.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 16.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 17.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 18.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 19.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 20.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 21.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 22.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 23.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
(Continued from Screen 35)                                filed for series  1.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     1356
   P) Amounts owed to affiliated persons --------------------------- $      500
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     4497
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   464882
   U) 1. Number of shares outstanding ------------------------------      10193
      2. Number of shares outstanding of a second class of shares
         of open-end company ------------------------------        166;238;4421
   V) 1. Net asset value per share (to nearest cent) --------------- $    31.03
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    29.49;29.00;30.93
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------      14081
   Y) Total value of assets in segregated accounts ----------------- $    42880
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  2.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     3016
   P) Amounts owed to affiliated persons --------------------------- $      254
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       21
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    30181
   U) 1. Number of shares outstanding ------------------------------       2579
      2. Number of shares outstanding of a second class of shares
         of open-end company ----------------------------------         42;20;3
   V) 1. Net asset value per share (to nearest cent) --------------- $    11.41
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    11.41;11.41;12.34
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       1058
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  3.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $    44444
   P) Amounts owed to affiliated persons --------------------------- $      293
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    32528
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   138276
   U) 1. Number of shares outstanding ------------------------------      10256
      2. Number of shares outstanding of a second class of shares
         of open-end company -------------------------------        124;93;1201
   V) 1. Net asset value per share (to nearest cent) --------------- $    11.84
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    11.84;11.86;11.84
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       3698
   Y) Total value of assets in segregated accounts ----------------- $    64068
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  4.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     1692
   P) Amounts owed to affiliated persons --------------------------- $      176
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       57
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    76519
   U) 1. Number of shares outstanding ------------------------------       1560
      2. Number of shares outstanding of a second class of shares
         of open-end company --------------------------------         16;16;793
   V) 1. Net asset value per share (to nearest cent) --------------- $    32.08
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    29.48;29.66;32.23
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       3931
   Y) Total value of assets in segregated accounts ----------------- $     4669
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  5.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $    11817
   P) Amounts owed to affiliated persons --------------------------- $      206
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      230
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   182037
   U) 1. Number of shares outstanding ------------------------------       5473
      2. Number of shares outstanding of a second class of shares
         of open-end company -------------------------------        537;570;208
   V) 1. Net asset value per share (to nearest cent) --------------- $    27.03
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    26.02;25.36;27.31
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       8020
   Y) Total value of assets in segregated accounts ----------------- $    26659
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  6.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $      298
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     1679
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   265440
   U) 1. Number of shares outstanding ------------------------------     265514
      2. Number of shares outstanding of a second class of shares
         of open-end company -----------------------------------              0
   V) 1. Net asset value per share (to nearest cent) --------------- $     1.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.9997
   X) Total number of shareholder accounts -------------------------      19967
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  7.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     1453
   P) Amounts owed to affiliated persons --------------------------- $      374
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    30013
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    99407
   U) 1. Number of shares outstanding ------------------------------       3429
      2. Number of shares outstanding of a second class of shares
         of open-end company ------------------------------        286;270;4839
   V) 1. Net asset value per share (to nearest cent) --------------- $    11.29
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    11.27;11.27;11.25
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       3080
   Y) Total value of assets in segregated accounts ----------------- $    39475
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  8.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $       70
   P) Amounts owed to affiliated persons --------------------------- $      154
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      170
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    70018
   U) 1. Number of shares outstanding ------------------------------       2274
      2. Number of shares outstanding of a second class of shares
         of open-end company --------------------------------         62;54;409
   V) 1. Net asset value per share (to nearest cent) --------------- $    25.05
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    23.29;23.44;25.33
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       2658
   Y) Total value of assets in segregated accounts ----------------- $     1956
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  9.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 10.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 11.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $      444
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      636
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   276404
   U) 1. Number of shares outstanding ------------------------------       7939
      2. Number of shares outstanding of a second class of shares
         of open-end company ------------------------------        508;1273;610
   V) 1. Net asset value per share (to nearest cent) --------------- $    27.15
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    24.71;24.72;27.57
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------      21281
   Y) Total value of assets in segregated accounts ----------------- $    55916
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 12.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      156
   P) Amounts owed to affiliated persons --------------------------- $      275
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    36321
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   120830
   U) 1. Number of shares outstanding ------------------------------      13904
      2. Number of shares outstanding of a second class of shares
         of open-end company ------------------------------------        103;34
   V) 1. Net asset value per share (to nearest cent) --------------- $     8.60
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) --------------------- $     8.68;8.71
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       7679
   Y) Total value of assets in segregated accounts ----------------- $    88788
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 13.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      160
   P) Amounts owed to affiliated persons --------------------------- $      198
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       13
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    61408
   U) 1. Number of shares outstanding ------------------------------       4438
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------        243;127;0
   V) 1. Net asset value per share (to nearest cent) --------------- $    12.82
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) --------------- $    12.21;12.12;13.91
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       5713
   Y) Total value of assets in segregated accounts ----------------- $     9586
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 14.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      203
   P) Amounts owed to affiliated persons --------------------------- $      202
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      108
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    81720
   U) 1. Number of shares outstanding ------------------------------       3628
      2. Number of shares outstanding of a second class of shares
         of open-end company -------------------------------        521;503;488
   V) 1. Net asset value per share (to nearest cent) --------------- $    16.13
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    14.82;14.76;16.50
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       5998
   Y) Total value of assets in segregated accounts ----------------- $     2262
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 15.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 16.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 17.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 18.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 19.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 20.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 21.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 22.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 23.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
                                                          filed for series  1.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $  447190



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series  2.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $   27024



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series  3.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $  143600



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series  4.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $   67311



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series  5.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $  164353



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series  6.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $  235223

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series  7.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $   96903



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series  8.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $   60984



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series  9.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 10.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 11.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $  312883



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 12.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $  126090



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 13.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $   62654



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 14.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $   87157



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 15.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 16.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 17.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 18.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 19.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 20.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 21.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 22.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

                                                          This page being
                                                          filed for series 23.



75. Average net assets during the current reporting period
    ($000's omitted).  Answer only one:

   A) Daily average (for money market funds) ----------------------- $       0

   B) Monthly average (for all other funds) -----------------------  $       0



76. Market price per share at end of period (closed-end funds only)  $    0.00









                              SCREEN NUMBER: 37

77.A) Is the Registrant filing any of the following attachments with the current filing of Form N-SAR? (ANSWER FOR ALL
      SERIES AS A GROUP) (Y or N) ------------------------------- Y
 NOTE: If answer is 'Y' (Yes), mark those items
       below being filed as an attachment to this              Filed as
       form or incorporated by reference.                     Attachment
   B) Accountant's report on internal control -------------------
   C) Matters submitted to a vote of security holders -----------
   D) Policies with respect to security investment --------------
   E) Legal proceedings -----------------------------------------
   F) Changes in security for debt ------------------------------
   G) Defaults and arrears on senior securities -----------------
   H) Changes in control of Registrant --------------------------
   I) Terms of new or amended securities ------------------------
   J) Revaluation of assets or restatement of capital share account -------------------------------------
   K) Changes in Registrant's certifying account ----------------
   L) Changes in accounting principles and practices ------------
   M) Mergers ---------------------------------------------------
   N) Actions required to be reported pursuant to Rule 2a-7 -----
   O) Transactions effected pursuant to Rule 10f-3 --------------
   P) Information required to be filed pursuant to exemptive orders ---------------------------------------
                       (Item 77 continued on next screen)
                              SCREEN NUMBER: 38



 77. (Continued) Mark those items below being filed as
       an attachment to this form or incorporated form         Filed as
       or incorporated by reference.                          Attachment

  Q1) Exhibits -------------------------------------------------- Y
  Q2) Any information called for by instructions to sub-item 77Q2 ---------------------------------------------
  Q3) Any information called for by instructions to sub-item 77Q3 ---------------------------------------------


 78. Does the Registrant have any wholly-owned investment company subsidiaries whose operating & financial data are consolidated with that of Registrant in this report? (Y or N)

                NOTE: If answer is 'N' (No), jump to Screen 41.





                              SCREEN NUMBER: 39




       79. List the '811' numbers and names of Registrant's wholly owned investment company subsidiaries consolidated in this report.

         811 Number                          Subsidiary Name

         811-
         811-
         811-
         811-
         811-
         811-
         811-
         811-
         811-
         811-




   Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER: 40

     ANNUAL SUPPLEMENT                                    This page being
                                                          filed for ALL series.

  Screens 41 & 42 are to be filed only once each year, at the end of Registrant's/Series' fiscal year.

80. Fidelity bond(s) in effect at the end of the period:
    A) Insurer name:
    B) Second insurer:
    C) Aggregate face amount of coverage for Registrant/Series on
       all bonds on which it is named as an insured (000's omitted): $       0

81. A) Is the bond part of a joint fidelity bond(s) shared
       with other investment companies, or other entities? (Y or N) -
    B) If answer to 81A is 'Y' (Yes), how many other
       investment companies, or other entities are covered by the bond?
       (Count each series as a separate investment company.) --------   0

82. A) Does the mandatory coverage of the fidelity bond
       have a deductible? (Y or N) ----------------------------------
    B) If the answer to 82A is 'Y' (Yes), what is the
       amount of the deductible? ($000's omitted) ------------------ $       0


                              SCREEN NUMBER: 41

       ANNUAL SUPPLEMENT (Continued)                      This page being
                                                          filed for ALL series.


83.A) Were any claims with respect to this Registrant/
      Series filed under the bond during the period? (Y or N) --------
   B) If the answer to 83 A) is 'Y' (Yes), what was the
      total amount of such claims? ($000's omitted) ----------------- $       0

84.A) Were any losses incurred with respect to this
      Registrant/Series that could have been filed as a
      claim under the fidelity bond but were not? (Y or N) -----------
   B) If the answer to 84 A) is 'Y' (Yes), what was the
      total amount of such losses? ($000's omitted) ----------------- $       0

85.A) Are Registrant's/Series' officers and directors covered as officers and directors of Registrant/Series under any errors and omissions insurance policy owned by the Registrant/Series or anyone else (Y or N) ---------
   B) Were any claims filed under such policy during the period with respect to the Registrant/Series? (Y or N) ---------



                              SCREEN NUMBER: 42

    Closed-End Investment Companies Only

86. Sales, repurchases, and redemptions of
    Registrant's securities:
                                         Number of Shares            Net
                                           or Principal         Consideration
                                          Amount of Debt       Received or Paid
                                         ($000's omitted)      ($000's omitted)
    Common Stock:

     A) Sales                                     0               $     0
     B) Repurchases                               0               $     0

    Preferred Stock:

     C) Sales                                     0               $     0
     D) Repurchases and Redemptions               0               $     0

    Debt Securities

     E) Sales                               $     0               $     0
     F) Repurchases and Redemptions         $     0               $     0

                              SCREEN NUMBER: 43

    Closed-End Investment Companies Only

87. Securities of Registrant registered on a
    national securities exchange or listed
    on NASDAQ:
                                                     CUSIP or        Ticker
       Title of each class of securities            NASDAQ No.       Symbol

A)
B)
C)


88. Did Registrant have any of the following outstanding which exceeded 1% of aggregate net assets at any time during the period?

                                                  (Y or N)

    A) Notes or bonds ------------------------------
    B) Uncovered options ---------------------------
    C) Margin loans --------------------------------
    D) Preferred stock -----------------------------

                              SCREEN NUMBER: 44